Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus, Class S Shares Prospectus,

Thrivent Partner Emerging Markets Equity Fund Class A Shares Summary Prospectus, and

Thrivent Partner Emerging Markets Equity Fund Class S Shares Summary Prospectus

each dated February 28, 2019

The Board of Trustees of Thrivent Mutual Funds has approved the merger of Thrivent Partner Emerging Markets Equity Fund (the “Target Fund”) into Thrivent Partner Worldwide Allocation Fund. The merger is subject to approval by shareholders of the Target Fund at a special meeting of shareholders to be held on or about July 30, 2019. The merger, if approved by shareholders, will occur on or about August 9, 2019. The Target Fund will be closed to new shareholder accounts after the close of business on April 29, 2019.

The date of this Supplement is March 15, 2019.

Please include this Supplement with your Prospectus or Summary Prospectus.

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